Summary of Significant Policies (Details) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021
Accounting Policies [Abstract]
Translation rates, description	The consolidated balance sheet balances, with the exception of equity at June 30, 2022 and December 31, 2021 were translated at RMB6.7114 and RMB6.3757 to $1.00, respectively. The equity accounts were stated at their historical rate. The average translation rates applied to consolidated statements of income and cash flows for the six months ended June 30, 2022 and 2021 were RMB6.4835 and RMB6.4682 to $1.00, respectively.
Maturity term	90 days
Deferred government grant	$ 158,973		$ 185,923
Other income for the government grant	$ 22,009
Assessable profits percentage	16.50%
Net profit percentage	8.25%
Net profit	$ 2,000,000
Securities, percentage	10.00%